 Supplement Dated February 1, 2010,
To The AIM/Cigna Heritage Prospectus
Issued by
Connecticut General Life Insurance Company

This supplement amends the prospectus for your variable annuity contract issued by Connecticut General Life Insurance Company.

The following provision is added to your prospectus:

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.  Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.”  Additionally, we may require that you submit your request on our form.  We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

If you have any questions, please contact your financial representative or call our Customer Service Center at 1-800-776-6978
For future reference, please keep this supplement together with your prospectus.